UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 22, 2009

(Date of earliest event reported)

The Eastern Company

(Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 2 – Financial Information

ITEM 2.02 - Results of Operations and Financial Condition

Press Release dated April 22, 2009 announcing the first quarter earnings for 2009 is attached hereto.

Section 7 – Regulation FD

ITEM 7.01 - Regulation FD Disclosure

On April 22, 2009, The Eastern Company released the first quarter earnings of 2009. A copy of the Press Release dated April 22, 2009 announcing the first quarter earnings for 2009 is attached hereto.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 - (d) Exhibits

(99)	Press Release dated April 22, 2009 announcing the first quarter earnings for 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: April 22, 2009	By: /s/John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer